                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in Registration Statement No. 333-92893 of IKONICS Corporation on Form S-8 of our report dated February 6, 2004, appearing in this Annual Report on Form 10-KSB of IKONICS Corporation for the year ended December 31, 2003.

                                                 /s/  McGladrey & Pullen, LLP
                                               --------------------------------

Duluth, Minnesota
March 26, 2004